UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 15, 2024

SideChannel, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-28745	86-0837077
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

146 Main Street, Suite 405, Worcester, MA 01608

(Address of principal executive offices) (Zip Code)

(508) 925-0114

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	SDCH	OTC Markets Group (OTCQB)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On February 15, 2024, SideChannel, Inc. (the “Company”) held its 2024 virtual annual meeting of stockholders (the “Annual Meeting”) to vote on the following matters:

1.	To elect to one-year terms as Directors of the Company the nominees listed in the Company’s Proxy Statement dated January 5, 2024.

2.	To ratify the Audit Committee’s selection of RBSM, LLP as the Independent Registered Accounting Firm of the Company for the year ended September 30, 2024.

3.	To approve a nonbinding advisory vote on the frequency of future nonbinding advisory votes on the Company’s executive compensation program.

At the Annual Meeting, there were present in person or by proxy 172,901,179 shares of the Company’s common stock, representing more than 80.75% of the total outstanding eligible votes. The final voting results for each proposal are as follows:

1. Election of Directors:

Each of the following seven nominees was elected to the Company’s Board of Directors, in accordance with the voting results listed below, to serve for a term of one year, until the next annual meeting of stockholders and until their successors have been duly elected and have qualified.

Nominee	For	Against	Abstain	Broker Non-Votes
Robert Brown	127,848,287	0	3,138,401	41,914,491
James Hansen	127,800,318	0	3,186,370	41,914,491
Brian Haugli	128,033,041	0	2,953,647	41,914,491
Nick Hnatiw	127,850,266	0	3,136,422	41,914,491
Deborah MacConnel	128,629,884	0	2,356,804	41,914,491
Kevin Powers	128,744,584	0	2,242,104	41,914,491
Hugh Regan, Jr.	128,794,584	0	2,192,104	41,914,491

On the basis of this vote, each of the seven nominees was elected to a one-year term as a Director of the Company.

2. Ratification of the Company’s Independent Auditors:

Stockholders ratified the appointment of RBSM, LLP as the independent auditors of the Company for the fiscal year ending September 30, 2024, in accordance with the voting results listed below.

For	Against	Abstain	Broker Non-Votes
169,430,438	1,490,211	1,980,530	41,914,491

169,430,438 of the shares voting at this meeting in person or by proxy voted in favor. On the basis of this vote, the Audit Committee’s selection of RBSM, LLP as the Independent Registered Public Accounting Firm of the Company for the year ending September 30, 2024, was ratified.

3. To approve a nonbinding advisory vote on the frequency of future nonbinding advisory votes on the Company’s executive compensation program:

For	Against	Abstain	Broker Non-Votes
126,721,199	3,084,129	1,181,360	41,914,491

126,721,199 of the shares voting at this meeting in person or by proxy voted in favor. On the basis of this vote, the nonbinding advisory vote to approve a nonbinding advisory vote on the Company’s executive compensation program received a plurality of the votes and was approved.

Item 9.01 Financial Statements and Exhibits

(a) Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SideChannel, Inc.

Date: February 20, 2024	By:	/s/ Brian Haugli
	Name:	Brian Haugli
	Title:	Chief Executive Officer